UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2019 (January 28, 2019)
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NCI BUILDING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway, Suite 400, Cary, NC	27513
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 975-9436
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01 Other Events.
As previously announced, on November 16, 2018, the board of directors (the “Board”) of NCI Building Systems, Inc. (“we”, “us”, the “Company” or “NCI”) approved and changed the Company’s fiscal year from a 52/53 week year with the Company’s fiscal year end on the Sunday closest to October 31 to a fiscal year of the 12 month period of January 1 to December 31 of each calendar year, to commence with the year ending December 31, 2019. In connection with this change, the Company will file a transition report on Form 10-QT in February 2019 that will cover the transition period from October 29, 2018 through December 31, 2018.
As a result of this change in fiscal year, on January 28, 2019, the Board approved and changed the date of the Company’s annual meeting of shareholders for 2019 (the “Annual Meeting”) from the previously announced date of February 28, 2019 to May 23, 2019. As a result of this change (i) in accordance with the advance notice requirements contained in our sixth amended and restated bylaws, for director nominations or other business to be brought before the Annual Meeting by a shareholder, other than Rule 14a-8 proposals, written notice must be delivered no later than the close of business on February 22, 2019, to the secretary of the Company and (ii) in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the Company has set the deadline for submission of proposals to be included in our proxy materials for the Annual Meeting as the close of business on February 22, 2019. Accordingly, in order for a shareholder proposal to be considered for inclusion in our proxy materials for the Annual Meeting, the proposal must be received by the secretary of the Company on or before the close of business on February 22, 2019, and must comply with the procedures and requirements set forth in Rule 14a-8. These shareholder notices also must comply with the requirements of our sixth amended and restated bylaws and will not be effective otherwise.
In accordance with General Instruction G(3) of Form 10-K, we will file an amendment to our Form 10-K for the fiscal year ended October 28, 2018 on or before February 25, 2019 to include those items required by Part III of Form 10-K, including the sections entitled “Compensation Discussion & Analysis” and “Executive Compensation”. Our proxy materials for the Annual Meeting is expected to be filed in April 2019.
FORWARD-LOOKING STATEMENTS
Certain statements and information in this filing may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “plan,” “intend,” “foresee,” “guidance,” “potential,” “expect,” “should,” “will” “continue,” “could,” “estimate,” “forecast,” “goal,” “may,” “objective,” “predict,” “projection,” or similar expressions are intended to identify forward-looking statements in this filing.
Such forward-looking statements reflect the views of management at the time such statements are made and are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations, including but not limited to the timing of the company’s Annual Meeting and upcoming filings with the Securities and Exchange Commission (the “SEC”). Additionally, factors listed under “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended October 28, 2018, and the other risks and uncertainties described in documents we file from time to time with the SEC, identify other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements contained in this filing. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Brian P. Boyle
	Name:	Brian P. Boyle
	Title:	Senior Vice President, Chief Accounting Officer and Treasurer

Date: January 28, 2019